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 T. ROWE PRICE
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 International Series, Inc.

    T. Rowe Price International Stock Portfolio

 Supplement to prospectus dated May 1, 1998
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 Effective September 11, 1998, the following section entitled 1999: The Year of the Euro Currency will be inserted after the Foreign Currency Transactions section on page 14 of the prospectus:

   1999: The Year of the Euro Currency
   On the first business day of 1999, several major European countries will officially inaugurate the European Economic and Monetary Union (EMU) and adopt the euro as a single European currency backed by the European Central Bank. The event could be one of the most significant financial developments of the century, creating a vast economic and currency bloc equal to the U.S. in size and power. Since the EMU has far-reaching implications for investors and funds with exposure to European securities, it is important for you to understand what is taking place.

   The currencies of the original participating countries will become fixed rate units of the euro, much the same as the nickel, dime, quarter, and half dollar are denominations of the U.S. dollar. The exchange rates versus the euro were set in May and will officially be determined by the end of 1998.

Country                                                                   Currency     Euro Rate
-------                                                                   --------     ---------
Austria                                                                   Schilling        13.91
Belgium                                                                   Franc            40.78
Finland                                                                   Mark              6.01
France                                                                    Franc             6.63
Germany                                                                   Mark              1.98
Ireland                                                                   Punt              0.80
Italy                                                                     Lira           1958.00
Luxembourg                                                                Franc            40.78
Netherlands                                                               Guilder           2.23
Portugal                                                                  Escudo          202.70
Spain                                                                     Peseta          168.20


        Source: The Wall Street Journal, May 4, 1998



   Beginning in January 1999, some European holdings will be redenominated in euros, particularly government securities. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings in your funds will be valued in euros.

   This will not affect the investment value of your funds in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire, and other European currencies are currently converted at the prevailing exchange rates.

   During the transition period, which lasts from January 1, 1999, until June 30, 2002, other countries that have moved to adopt the economic terms of the Maastricht Treaty of 1993 will be able to participate in the EMU. The primary criteria for joining are:

  . a sustainable budget deficit less than 3% of GDP;

  . public debt less than 60% of GDP;

  . low inflation and interest rates; and

  . no currency devaluations within two years of application.
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   Some of the original participants are not totally compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the EMU, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. French Socialists, in particular, would prefer to maintain heavy government subsidies for social programs. Therefore, the jury is still out on whether complete economic and monetary convergence will be attained as planned.

   Assuming all goes well, the national currencies of participating countries will cease to exist and all accounting will be in euros following the transition period. However, regardless of whether or not full convergence is realized on the date specified, we do not expect pricing in euros to have any special impact on the value of your investment. Of course, problems could develop that might be unfavorable for the fund, but we do not anticipate them at this time.

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 The date of the above supplement is September 11, 1998.
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                                                                       C15-041
 09/11/98
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